UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
_____________
Date of report (Date of earliest event reported): August 2, 2010
METLIFE, INC.
(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-15787 (Commission File Number)	13-4075851 (IRS Employer Identification No.)

200 Park Avenue, New York, New York	10166-0188
(Address of Principal Executive Offices)	(Zip Code)

212-578-2211 (Registrant’s Telephone Number, Including Area Code)
N/A (Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.1
     MetLife, Inc. (“MetLife”) entered into a Stock Purchase Agreement, dated as of March 7, 2010, with American International Group, Inc. (“AIG”) and ALICO Holdings LLC, pursuant to which MetLife agreed to acquire all of the outstanding shares of capital stock of American Life Insurance Company and Delaware American Life Insurance Company for consideration consisting of cash and MetLife securities (the “Acquisition”). MetLife has revised its estimate of the effect of the Acquisition on its operating earnings per share and operating return on equity and now expects the Acquisition to increase its 2011 operating earnings per share by approximately $0.40 to $0.45 per share, and enable MetLife to increase its estimated 2011 year-end operating return on equity by approximately 100 basis points. Operating earnings per share does not include transition and other one-time expenses estimated at $0.12 per share. The revision reflects an assumed issuance of 75 million shares of common stock in a public offering at the July 30, 2010 closing price of $42.06 per share.
Item 8.01. Other Events.
     The business to be acquired in the Acquisition is referred to herein as the “Alico Business.” For additional information concerning the proposed acquisition of the Alico Business, see MetLife’s Current Report on Form 8-K furnished on March 8, 2010 and its Current Report on Form 8-K filed on March 11, 2010.
     The combined balance sheet of the Alico Business as of November 30, 2009, and the related combined statements of income, equity and cash flows of the Alico Business for the year ended November 30, 2009, together with the notes related thereto, included in Exhibit 99.1, and incorporated herein by reference, have been furnished to MetLife by AIG.
     The unaudited condensed combined balance sheet of the Alico Business as of May 31, 2010, and the related unaudited condensed combined statements of income, equity and cash flows of the Alico Business for the six months ended May 31, 2010, together with the notes related thereto, included in Exhibit 99.2, and incorporated herein by reference, have been furnished to MetLife by AIG.
     The overview of the Acquisition, the overview of the Alico Business, rationale for the Acquisition and related unaudited pro forma capsule financial information, filed herewith as Exhibit 99.3, and incorporated herein by reference, discloses the effect of the Acquisition and the financing transactions related thereto on certain unaudited financial information of MetLife.
     The unaudited pro forma capsule financial information is presented for informational purposes only. The pro forma data is not necessarily indicative of the financial results that would have been attained had the Acquisition occurred on and as of the dates referenced above and should not be viewed as indicative of the operations or financial position of the combined business in future periods.
     The unaudited pro forma capsule information is not presented in accordance with Regulation S-X published by the Securities and Exchange Commission because MetLife is not yet required to file the complete pro forma financial statements required by such regulation. This information is based upon information furnished to MetLife by AIG. MetLife will file with the Securities and Exchange Commission such complete unaudited pro forma financial statements presented in accordance with the requirements of Regulation S-X no later than 71 calendar days after the date that the initial report on Form 8-K disclosing the completion of the Acquisition must be filed.

[1]	Note Regarding Forward-Looking Statements

This disclosure may contain or incorporate by reference information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements give expectations or forecasts of future events. These statements can be identified by the fact that they do not relate strictly to historical or current facts. They use words such as “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe” and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. In particular, these include statements relating to future actions, prospective services or products, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, trends in operations and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining MetLife’s actual future results. These statements are based on current expectations and the current economic environment. They involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements. Risks, uncertainties, and other factors that might cause such differences include the risks, uncertainties and other factors identified in MetLife, Inc.’s filings with the U.S. Securities and Exchange Commission (the “SEC”). These factors include: (1) any delay or failure to complete the acquisition of American Life Insurance Company (“Alico”), a subsidiary of ALICO Holdings LLC (“Alico Holdings”) and Delaware American Life Insurance Company (“DelAm”) (collectively, the “Acquisition”); (2) the imposition of onerous conditions following the Acquisition; (3) difficulties in integrating the business acquired in the Acquisition (the “Alico Business”); (4) uncertainty with respect to the outcome of the closing agreement entered into between Alico and the United States Internal Revenue Service in connection with the Acquisition; (5) uncertainty with respect to the making of elections under Section 338 of the U.S. Internal Revenue Code of 1986, as amended, and any benefits therefrom; (6) an inability to manage the growth of the Alico Business; (7) a writedown of the goodwill established in connection with the Acquisition; (8) exchange rate fluctuations; (9) an inability to predict the financial impact of the Acquisition on MetLife’s business and financial results; (10) events relating to American International Group, Inc. (“AIG”) that could adversely affect the Alico Business or MetLife; (11) the dilutive impact on MetLife, Inc.’s stockholders resulting from the issuance of equity securities to Alico Holdings in connection with the Acquisition; (12) a decrease in MetLife, Inc.’s stock price as a result of Alico Holdings’ ability to sell its equity securities; (13) the conditional payment obligation of approximately $300 million to Alico Holdings if the conversion of MetLife, Inc.’s Series B Contingent Convertible Junior Participating Non-Cumulative Perpetual Preferred Stock (“Series B Preferred Stock”) issued to Alico Holdings in connection with the Acquisition into MetLife, Inc.’s common stock is not approved; (14) change of control provisions in the Alico Business’ agreements; (15) effects of guarantees within certain of the Alico Business’ variable life and annuity products; (16) regulatory action in the financial services industry affecting the combined business; (17) financial instability in Europe and possible writedowns of sovereign debt of European nations; (18) difficult conditions in the global capital markets; (19) increased volatility and disruption of the capital and credit markets, which may affect MetLife’s ability to seek financing or access its credit facilities; (20) uncertainty about the effectiveness of the U.S. government’s programs to stabilize the financial system, the imposition of fees relating thereto, or the promulgation of additional regulations; (21) impact of comprehensive financial services regulation reform on MetLife; (22) exposure to financial and capital market risk; (23) changes in general economic conditions, including the performance of financial markets and interest rates, which may affect MetLife’s ability to raise capital, generate fee income and market-related revenue and finance statutory reserve requirements and may require MetLife to pledge collateral or make payments related to declines in value of specified assets; (24) potential liquidity and other risks resulting from MetLife’s participation in a securities lending program and other transactions; (25) investment losses and defaults, and changes to investment valuations; (26) impairments of goodwill and realized losses or market value impairments to illiquid assets; (27) defaults on MetLife’s mortgage loans; (28) the impairment of other financial institutions; (29) MetLife’s ability to address unforeseen liabilities, asset impairments or rating actions arising from any future acquisitions, including the Acquisition, and to successfully integrate acquired businesses with minimal disruption; (30) economic, political, currency and other risks relating to MetLife’s international operations; (31) MetLife, Inc.’s primary reliance, as a holding company, on dividends from its subsidiaries to meet debt payment obligations and the applicable regulatory restrictions on the ability of the subsidiaries to pay such dividends; (32) downgrades in MetLife, Inc.’s and its affiliates’ claims paying ability, financial strength or credit ratings; (33) ineffectiveness of risk management policies and procedures; (34) availability and effectiveness of reinsurance or indemnification arrangements, as well as default or failure of counterparties to perform; (35) discrepancies between actual claims experience and assumptions used in setting prices for MetLife’s products and establishing the liabilities for MetLife’s obligations for future policy benefits and claims; (36) catastrophe losses; (37) heightened competition, including with respect to pricing, entry of new competitors, consolidation of distributors, the development of new products by new and existing competitors, distribution of amounts available under U.S. government programs, and for personnel; (38) unanticipated changes in industry trends; (39) changes in accounting standards, practices and/or policies; (40) changes in assumptions related to deferred policy acquisition costs (“DAC”), deferred sales inducements (“DSI”), value of business acquired (“VOBA”) or goodwill; (41) increased expenses relating to pension and postretirement benefit plans, as well as health care and other employee benefits; (42) exposure to losses related to variable annuity guarantee benefits, including from significant and sustained downturns or extreme volatility in equity markets, reduced interest rates, unanticipated policyholder behavior, mortality or longevity, and the adjustment for nonperformance risk; (43) deterioration in the experience of the “closed block” established in connection with the reorganization of Metropolitan Life Insurance Company; (44) adverse results or other consequences from litigation, arbitration or regulatory investigations; (45) discrepancies between actual experience and assumptions used in establishing liabilities related to other contingencies or obligations; (46) regulatory, legislative or tax changes relating to MetLife’s insurance, banking, international, or other operations that may affect the cost of, or demand for, MetLife’s products or services, impair its ability to attract and retain talented and experienced management and other employees, or increase the cost or administrative burdens of providing benefits to employees; (47) the effects of business disruption or economic contraction due to terrorism, other hostilities, or natural catastrophes; (48) the effectiveness of MetLife’s programs and practices in avoiding giving its associates incentives to take excessive risks; (49) other risks and uncertainties described from time to time in MetLife, Inc.’s filings with the SEC; and (50) any of the foregoing factors as they relate to the Alico Business and its operations.

MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the SEC. MetLife, Inc. does not undertake any obligation to publicly correct or update any forward-looking statement if MetLife, Inc. later becomes aware that such statement is not likely to be achieved. Please consult any further disclosures MetLife, Inc. makes on related subjects in reports to the SEC.

Non-GAAP and Other Financial Disclosures

References to operating earnings, operating earnings per share and operating return on equity should be read as operating earnings available to MetLife, Inc.’s common shareholders, operating earnings available to MetLife, Inc.’s common shareholders per diluted common share and operating return on common equity, respectively.

The historical and forward-looking financial information presented include performance measures which are based on methodologies other than generally accepted accounting principles (“GAAP”). MetLife, Inc. analyzes its performance using financial measures, such as operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share and operating return on common equity, that are not based on GAAP. MetLife believes the presentation of operating earnings as MetLife measures it for management purposes enhances the understanding of its performance by highlighting the results from operations and the underlying profitability drivers of the business. Operating earnings, operating earnings available to common shareholders, operating earnings available to common shareholders per diluted common share and operating return on common equity should not be viewed as substitutes for GAAP net income (loss) from continuing operations, net of income tax, GAAP net income (loss) available to MetLife, Inc.’s common shareholders, GAAP net income (loss) available to MetLife, Inc.’s common shareholders per diluted common share and return on common equity, respectively. Operating earnings is the measure of segment profit or loss MetLife uses to evaluate segment performance and allocate resources and, consistent with GAAP accounting guidance for segment reporting, is MetLife’s measure of segment performance. Operating earnings is also a measure by which MetLife senior management’s and many other employees’ performance is evaluated for the purposes of determining their compensation under applicable compensation plans.

Operating earnings is defined as operating revenues less operating expenses, net of income tax. Operating earnings available to common shareholders is defined as operating earnings less preferred stock dividends, operating earnings available to common shareholders per diluted common share is calculated by dividing operating earnings available to common shareholders by the number of weighted average diluted common shares outstanding for the period indicated, and operating return on common equity is calculated as operating earnings available to common shareholders divided by average common stockholders’ equity.

Operating revenues is defined as GAAP revenues (i) less net investment gains (losses), (ii) less amortization of unearned revenue related to net investment gains (losses), (iii) plus scheduled periodic settlement payments on derivatives that are hedges of investments but do not qualify for hedge accounting treatment, (iv) plus income from discontinued real estate operations and (v) plus, for operating joint ventures reported under the equity method of accounting, the aforementioned adjustments, those identified in the definition of operating expenses and changes in fair value of hedges of operating joint venture liabilities, all net of income tax.

Operating expenses is defined as GAAP expenses (i) less changes in policyholder benefits associated with asset value fluctuations related to experience-rated contractholder liabilities and certain inflation-indexed liabilities, (ii) less costs related to business combinations (since January 1, 2009) and noncontrolling interests, (iii) less amortization of deferred policy acquisition costs and value of business acquired and changes in the policyholder dividend obligation related to net investment gains (losses) and (iv) plus scheduled periodic settlement payments on derivatives that are hedges of policyholder account balances but do not qualify for hedge accounting treatment.

In addition, operating revenues and operating expenses do not reflect the consolidation of certain securitization vehicles that are variable interest entities as required under GAAP.

Item 9.01. Financial Statements and Exhibits.
(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable

(d)	Exhibits

23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Combined balance sheet of the Alico Business as of November 30, 2009 and the related combined statements of income, equity and cash flows of the Alico Business for the year ended November 30, 2009, together with the notes related thereto.
99.2	Unaudited condensed combined balance sheet of the Alico Business as of May 31, 2010 and the related unaudited condensed combined statements of income, equity and cash flows of the Alico Business for the six months ended May 31, 2010, together with the notes related thereto.
99.3	Overview of the Acquisition, the overview of the Alico Business, rationale for the Acquisition and related unaudited pro forma capsule financial information, disclosing the effect of the proposed acquisition of the Alico Business and the financing transactions related thereto on certain unaudited financial information of MetLife, Inc.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.
By:	/s/ Gwenn L. Carr
	Name:	Gwenn L. Carr
	Title:	Executive Vice President

Date: August 2, 2010

EXHIBIT INDEX

EXHIBIT
NUMBER	EXHIBIT
23.1	Consent of PricewaterhouseCoopers LLP.
99.1	Audited combined balance sheet of the Alico Business as of November 30, 2009 and the related combined statements of income, equity and cash flows of the Alico Business for the year ended November 30, 2009, together with the notes related thereto.
99.2	Combined balance sheet of the Alico Business as of May 31, 2010 and the related unaudited condensed combined statements of income, equity and cash flows of the Alico Business for the six months ended May 31, 2010, together with the notes related thereto.
99.3	Overview of the Acquisition, the overview of the Alico Business, rationale for the Acquisition and related unaudited pro forma capsule financial information, disclosing the effect of the proposed acquisition of the Alico Business and the financing transactions related thereto on certain unaudited financial information of MetLife, Inc.